ALLONGE TO SECOND AMENDED AND RESTATED SENIOR SUBORDINATED PROMISSORY NOTE

THIS ALLONGE TO SECOND AMENDED AND RESTATED SENIOR SUBORDINATED PROMISSORY NOTE (this "Allonge") is made and entered into as of the 14th day of September, 2007, by and between ISI DETENTION CONTRACTING GROUP, INC. (successor-by-merger to ISI Security Group, Inc.), a Delaware corporation (the "Borrower"), and WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., a Delaware limited partnership (the "Holder").

WITNESSETH:

WHEREAS, the Borrower executed in favor of the Holder that certain Second Amended and Restated Senior Subordinated Promissory Note, dated as of July 31, 2007, in the original principal amount of Five Million Nine Hundred Fifty-One Thousand Six Hundred Nine and No/100 Dollars ($5,951,609.00), a copy of which is attached as Annex 1 hereto and incorporated herein by this reference (the "Note"); and

WHEREAS, in order to extend the Maturity Date under the Note, the parties have agreed to execute this Allonge.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the undersigned agree as follows:

1. The Holder hereby agrees to extend the Maturity Date under the Note from January 31, 2009 to January 31, 2010.

2. It is understood and agreed that Exhibit A attached to this Allonge is substituted in place of Exhibit A to the Note.

3. Except as amended or revised by this Allonge, the terms of the Note remain in full force and effect as of the date hereof. In the event the terms of the Note should conflict with this Allonge, the terms of this Allonge shall control.

4. This Allonge shall be governed by and construed in accordance with the laws of the State of Illinois.

5. A facsimile copy of this Allonge shall be deemed an original for all purposes.

6. The Borrower hereby certifies, represents and warrants to the Holder that all certifications, representations and warranties made by the Borrower to the Holder in or in connection with this Allonge were true in all material respects as of the date of this Allonge and are true in all material respects on and as of the date hereof as if made on and as of the date hereof.

7. The obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination Agreement, dated as of October 21, 2004, as amended by that certain First Amendment to Subordination Agreement, dated as of November 1, 2005, and that certain Consent of Subordinate Lender and Second Amendment to Subordination Agreement, dated December 19, 2006 (the "Subordination Agreement"), among, without

limitation, the Holder, the Borrower, and LaSalle Bank National Association, a national banking association (the "Senior Lender"), to the obligations (including interest) owed by Borrower to the holders of all of the notes issued pursuant to that certain Loan and Security Agreement, dated as of October 21, 2004, as amended by that certain First Amendment to Loan and Security Agreement dated as of February, 21 2005, that certain Second Amendment to Loan and Security Agreement, dated as of November 1, 2006, that certain Third Amendment to Loan and Security Agreement, dated as of June 19, 2006, that certain Fourth Amendment to Loan and Security Agreement, dated December 19, 2006, that certain Fifth Amendment to Loan and Security Agreement, dated as of July 31, 2007, and that certain Sixth Amendment to Loan and Security Agreement, dated as of even date herewith (the "Loan and Security Agreement"), as such Agreement may hereafter be supplemented, modified, restated or amended from time to time; and each holder hereof, by its acceptance hereof, shall be bound by the provisions of the Subordination Agreement.

8. This Allonge shall be subject to the satisfaction of each of the following conditions precedent:

(a) The Borrower shall have executed this Allonge and any other documents requested by the Holder.

(b) The Borrower shall have reimbursed the Holder for all costs and expenses, including, without limitation, legal expenses and reasonable attorneys fees incurred in connection with the documentation and consummation of this Allonge. In addition, the Borrower shall pay to the Holder an extension fee in the amount of $60,000 concurrently with the execution of this Allonge.

(c) The Senior Lender shall have entered into an amendment to the Loan and Security Agreement in a form approved by the Holder that provides for (i) the Senior Lender's consent to the extension of the Maturity Date pursuant to this Allonge, and (ii) an extension of the maturity date of the Senior Loan to December 31, 2009.

(SIGNATURE PAGE FOLLOWS)

Signature Page to
Allonge to Second Amended and Restated Senior Subordinated Promissory Note

IN WITNESS WHEREOF, this Allonge to Second Amended and Restated Senior Subordinated Promissory Note has been executed and delivered as of the date first above written.

BORROWER:

ISI DETENTION CONTRACTING GROUP, INC. (successor-by-merger to ISI Security Group, Inc.), a Delaware corporation

By: ______________________
Name: ______________________
Title: ______________________

ACCEPTED AND AGREED TO AS OF THE DATE FIRST WRITTEN ABOVE:

WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P.

By: William Blair Mezzanine Capital Partners III, L.L.C., its General Partner

By: ______________________
David M. Jones, Managing Director

CHICAGO/#1687962

ANNEX 1

SECOND AMENDED AND RESTATED SENIOR SUBORDINATED PROMISSORY NOTE

See Attached

EXHIBIT A

See Attached